UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23906

Connetic Venture Capital Access Fund

910 Madison Avenue

Covington, KY 41011

(Address of Principal Executive Offices)

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (844) 434-6483

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report 2026

As of March 31, 2026

Connetic Venture Capital Access Fund

Class I Shares: VCAFX

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Connetic Venture Capital Access Fund (the “Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Connetic Venture Capital Access Fund is distributed by Foreside Financial Services, LLC., Member FINRA/SIPC, 190 Middle Street, 2nd Floor, Portland, ME 04101. There is no affiliation between the Fund, including its principals, and Foreside Financial Services, LLC.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Connetic Venture Capital Access Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at conneticventures.com or by calling Shareholder Services at 844-434-6483. The prospectus should be read carefully before investing.

For More Information on the Connetic Venture Capital Access Fund:

See Our Website @ conneticventures.com
or
Call Our Shareholder Services Group at 844-434-6483.

Table of Contents

Management Discussion of Fund Performance	1
Performance	6
Portfolio Composition	7
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Additional Information	31

Connetic Venture Capital Access Fund (VCAFX)

Management Discussion of Fund Performance

Fiscal Year: April 1, 2025 – March 31, 2026

Venture Capital Market Overview

The fiscal year ended March 31, 2026, was, by the headline numbers, one of the strongest periods for U.S. venture capital in recent memory. According to PitchBook–NVCA, full-year 2025 U.S. venture deal value exceeded $400 billion, and the first calendar quarter of 2026 alone recorded approximately $267.2 billion in deal value and $347.3 billion in exit value—totals that topped every prior full year except 2021 and 2025. Artificial intelligence captured 88.8% of first-quarter 2026 deal value and 42.5% of deal count. (1)

Beneath those numbers, however, the venture environment remained narrowly distributed. Stripping out the five largest financings and the five largest exits, aggregate deal value and exit value fell 73.2% and 86.6%, respectively. In the quarter ended March 31, 2026, approximately 90.9% of U.S. venture dollars flowed to just four hub markets. A handful of late-stage private companies now carry valuations above $400 billion at the same time public software peers trade at multi-decade-low revenue multiples—median revenue multiples near 4x and certain category bellwethers compressed roughly 50–60% from their 2024 peaks despite continued revenue growth. For the rest of the venture market, the experience throughout the fiscal year was tighter underwriting, milestone-based round structures, and intensified focus on capital efficiency.

The Fund operated against this two-track backdrop. The Fund did not participate in the late-stage, mega-deal concentration that drove headline totals. Instead, Connetic RIA (the “Adviser”) maintained its mandate of primary, direct, early-stage investments sourced across the United States, Canada, and Mexico—supported by the Adviser’s proprietary sourcing platform, Wendal®. In a year where venture dollars clustered in a small number of names and geographies, the Adviser continued to fish upstream, where the Fund believes dispersion creates an attractive opportunity set for disciplined early-stage sourcing across a much wider map.

Fund Performance

For the fiscal year ended March 31, 2026, the Fund delivered a total return of (3.07)%, compared with a 17.80% total return for the S&P 500® Total Return Index over the same period. On a cumulative since-inception basis (October 3, 2024 through March 31, 2026), the Fund’s total return was (2.10)% versus 15.68% for the S&P 500® Total Return Index. The Fund’s net asset value (“NAV”) per share began the fiscal year at $10.10, rose through the first half of the year, and closed the fiscal year at $9.79.

The Fund’s annual result masks a year of two distinct halves. Through the first six months of the fiscal year, the Fund built on the momentum established at inception, achieving a six-month net return of 3.3% and reaching an interim NAV of $10.43 on September 30, 2025. Through that period, the Fund had attained four consecutive quarters of positive performance since inception, supported by continued valuation gains across maturing vintages and limited markdowns among earlier-stage positions. Performance moderated in the quarter ended December 31, 2025 (a (0.86)% return for the quarter, with a full calendar-year 2025 return of 3.19%), and then reversed in the quarter ended March 31, 2026, when the Fund recorded a (5.32)% quarterly return. The fourth-quarter result was driven primarily by public-comparable compression: a meaningful share of the Fund’s fair-value marks reference public-market peers under ASC 820 fair-value methodology, and the multi-decade-low public software multiples described above translated into lower marks across portions of the portfolio even where underlying company-level progress remained intact. The Fund’s largest single-issuer holding, a convertible note position in a software technology portfolio company, representing approximately 12.95% of net assets at fiscal year-end, also declined during the second half of the fiscal year as the Adviser applied updated valuation inputs under its Rule 2a-5 fair value methodology. See Note 10 to the Financial Statements for additional information regarding this position and subsequent developments.

Valuation movement across the fiscal year reflected the natural “J-curve” progression typical of diversified early-stage venture strategies. Investments made between 2019 and 2021—referred to as the Fund’s 2019–2021 vintages—continued to anchor portfolio value as several companies in those cohorts advanced through growth milestones or follow-on rounds. The 2022–2024 vintages continued to mature, demonstrating operational traction alongside modest near-term revaluations. The newest 2025 and 2026 vintages remained near cost basis, consistent with industry norms for early-stage deployments that have not yet completed a full development cycle. As the portfolio matures, management expects compounding effects from both legacy and emerging positions to further differentiate returns over time.

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Year: April 1, 2025 – March 31, 2026

The disparity between Fund performance and the S&P 500® Total Return Index during the fiscal year continued to reflect a market environment in which the top ten constituents of the S&P 500® Index comprised roughly 35% of total index market capitalization, a level of large-cap concentration that the Adviser believes underscores—rather than diminishes—the case for differentiated, long-duration exposure to private growth companies. The Fund does not target index-relative outcomes; its mandate is to provide differentiated access to early-stage venture capital, an asset class whose return profile is structurally non-correlated to large-cap public equity benchmarks.

Portfolio Composition and Key Performance Indicators

The Adviser monitors several key performance indicators (“KPIs”) to evaluate the Fund’s portfolio structure, risk profile, and alignment with its investment strategy. Although related information appears elsewhere in this report, the following descriptions explain what each KPI measures, how it is calculated, and why it is useful. The Adviser reviews these KPIs using consistent methodologies each period.

Vintage diversification helps management assess how the portfolio is distributed across investment years and where each cohort sits within the typical venture “J-curve.” Management calculates vintage exposure by grouping investments according to the year of initial investment and reviewing each group’s share of total portfolio fair value. This provides insight into which vintages are contributing to value creation and which remain in earlier development phases.

Stage exposure reflects how capital is allocated across pre-seed, seed, and early Series rounds. Management determines stage exposure by categorizing each portfolio company by its most recent financing stage and assessing the proportion of total portfolio fair value represented by each stage. This helps ensure alignment with the Fund’s early-stage mandate while maintaining diversification across company development levels.

Top-holding concentration indicates how much of the Fund’s value is driven by its largest positions. Management evaluates this KPI by identifying the largest holdings—typically the top ten—and reviewing the percentage of total portfolio fair value they represent. This highlights whether performance may be influenced disproportionately by a limited number of companies.

Number of portfolio holdings measures the breadth of diversification and is calculated by counting all positions with a non-zero fair value. A broader set of holdings helps reduce idiosyncratic risk and supports portfolio stability.

Net capital flows help management plan liquidity and capital deployment. They are calculated by comparing total subscriptions to total repurchases during the period, providing insight into investor demand and cash needs.

As of March 31, 2026, the Fund held 157 portfolio positions across approximately 108 underlying companies, spanning eight vintages from 2018 through 2026. The portfolio remained predominantly early-stage, with seed-stage positions representing the largest share of total fair value and pre-seed and Series A positions providing complementary exposure across the development spectrum. The Fund’s ten largest holdings represented approximately 46.77% of total fund holdings (excluding cash) at fiscal year-end. The remaining approximately 53.23% was distributed across the balance of the portfolio, providing a diversification base that the Adviser believes is consistent with the natural shape of an early-stage venture portfolio, where a small number of compounders carry meaningful weight while a wider set of holdings supports breadth.

Sector allocation at fiscal year-end was concentrated in software-enabled categories that align with the Fund’s investment themes: AI & Machine Economies (approximately 21.6%), Programmable Workflows (approximately 19.3%), Future of Finance (approximately 18.7%), Creative Economies (approximately 12.3%), Modern Consumer Systems (approximately 11.1%), Sustainable Platforms (approximately 7.6%), and Next-Gen Health Tech (approximately 5.9%), with the balance in other categories. Geographic exposure remained concentrated in the United States and Canada, consistent with the Adviser’s sourcing footprint and the disclosure included elsewhere in this report.

New Portfolio Additions

Below is a summary of the new portfolio companies in which the Fund made its initial investment during its fiscal year ended March 31, 2026. This includes thirteen new portfolio companies and sixteen follow-on investments in current portfolio companies. Each new investment underwent the Adviser’s standard due-diligence process, which includes behavioral scoring through Wendal®, assessment of capital efficiency, market traction, and founder–market fit. These additions align with the Fund’s strategy of concentrating on early-stage,

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Year: April 1, 2025 – March 31, 2026

technology-enabled companies that demonstrate disciplined execution and strong potential for long-term value creation. Consistent with typical venture capital dynamics, new positions are expected to contribute modestly in the near term as they build product, refine go-to-market strategies, and raise subsequent financing rounds. Their most meaningful impact is anticipated to occur over longer horizons as these companies progress through growth milestones and external validation points. Collectively, these additions enhance the Fund’s diversification across sectors, vintages, and emerging innovation themes. Information about each new portfolio company described below has been provided by the company or another third-party source that the Fund believes to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. The Fund holdings discussed in this report may not have been held by the Fund for the entire period, and both current and future Fund investments are subject to risk. The Fund’s portfolio composition is subject to review in accordance with the Fund’s investment strategy and should be expected to change over time. Please see the Schedule of Investments in this report for a complete list of the Fund’s investments and their values as of March 31, 2026.

Kartel.AI, Inc.

●	Kartel.AI is a tech-enabled creative marketplace connecting top AI artists and creators with brands, musicians, and filmmakers to produce cutting-edge content.

Langar Holdings, Inc.

●

Langar Holdings is an investment management firm focused on HealthTech that provides access to high-growth healthcare technology companies through actively managed, thematic ETFs, using a data-driven process to assess fundamentals, team, and growth potential.

Parrott Finance, Inc.

●

Parrott Finance is a social investing platform that allows users to follow and copy the trades of verified creators and professional funds, democratizing access to institutional-grade investment strategies through trade-mimicking and real-time trade alerts.

PureCode Software, Inc.

●

PureCode Software develops an AI-powered coding assistant that helps developers, particularly those working with legacy systems, to understand, modernize, and generate code, including converting design images into code and automating platform migrations.

Ranked Media, Inc.

●

Ranked Media is an AI-powered software company building customer-first experiences that reshape how brands, creators, and audiences connect through direct-to-consumer shopping and social commerce driven by global community influence.

SocialMama, Inc. (dba Ema)

●

Ema is a consumer AI company offering a digital assistant “built for women, by women” that blends conversational intelligence with personalized digital assistance, addressing an underserved and rapidly expanding market segment in consumer AI.

OperateIQ Inc. (dba Qwyn AI)

●

Qwyn AI is an AI-powered platform that helps life sciences companies, particularly in the pharmaceutical industry, automate and improve their quality management processes, including investigating manufacturing deviations, automating root cause analysis, and managing compliance.

Pavewise Inc.

●

Pavewise is transforming how the horizontal construction industry manages projects, weather risks, and compliance by combining real-time data tracking, predictive analytics, and AI-driven automation. Pavewise represents the Fund’s first investment in the state of North Dakota.

Steadi Technologies Inc.

●	Steadi Technologies is an early-stage software company building tools to support operating discipline and execution consistency for growing businesses.

Forecastr Inc.

●	Forecastr is an out-of-the-box finance function for businesses, helping customers make better decisions, hit growth targets, and raise capital by enabling forecasting with confidence.

GuideAI Technologies Inc.

●

GuideAI is an AI onboarding and training product that walks users through complex workflows with step-by-step guidance. GuideAI is a winner of a Connetic-sponsored pitch competition and a graduate of the RevTech Labs Accelerator.

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Year: April 1, 2025 – March 31, 2026

Nokking Inc.

●	Nokking is an early-stage company leveraging artificial intelligence in supply-chain logistics, founded by a team with deep industry expertise and backed by founders of leading supply-chain companies.

Open Bay Autos AI Inc.

●

Open Bay Autos is developing an AI-native platform for catastrophic insurance claims, an area where workflow complexity and coordination are critical. Open Bay Autos was the winner of the Connetic-sponsored Cincy Startup Week 2025 Pitch Competition, sourced through Wendal®.

Realized Exits and M&A Activity

During the fiscal year ended March 31, 2026, the Fund recognized strategic outcomes across several portfolio companies that the Adviser believes validate the early-stage thesis: durable, capital-efficient businesses tend to attract strategic operator interest as they mature. In the quarter ended December 31, 2025, the Fund exited its position in Healthy Roster, Inc. in connection with the combination of Healthy Roster and Sway Medical, backed by growth equity firm Level Equity. In the quarter ended March 31, 2026, the Fund recognized two additional exits: FirstIgnite Ltd., a Traverse City, Michigan technology-transfer and IP-management business, was acquired by Merit Holdings in February 2026; and Drypowder, Inc., a Kansas City, Missouri portfolio company in which the Fund had led a January 2025 round, was acquired by ECI Software Solutions in early 2026. Additional portfolio-company–led M&A activity occurred during the fiscal year—including Outlier’s acquisition of the IP of SportsCapital, Inc. in March 2026 and its international expansion—but represented operating-level transactions rather than Fund-level realizations.

Investment Pipeline

Despite the bifurcation in the broader venture market, the Adviser’s deal flow remained strong and geographically distributed throughout the fiscal year. Through the Adviser’s proprietary sourcing platform, Wendal®, the Fund received applications from a combined total of approximately 2,414 companies across 41 U.S. states over the course of the fiscal year, with active sourcing across the United States, Canada, and Mexico. Quarterly application volume ranged from a low of 294 companies in the quarter ended March 31, 2026 to a peak of approximately 773 companies in the quarter ended September 30, 2025. In addition to inbound applications, the Adviser reviewed additional opportunities through referrals and direct sourcing efforts—spanning both new investments and follow-on opportunities within the existing portfolio. This consistent flow of high-quality opportunities enables the Adviser to remain selective, focusing efforts on startups that align with the Fund’s long-term investment thesis and demonstrate the potential for attractive impact and returns.

Market Outlook

Looking ahead, the Adviser expects the two-track venture environment that defined the Fund’s fiscal year ended March 31, 2026, to persist into the fiscal year ending March 31, 2027. Late-stage AI financings will likely continue to dominate headline deal-value totals, and public-comparable volatility will likely continue to influence quarter-to-quarter marks on private positions valued under ASC 820 by reference to public peers. At the same time, the Adviser believes the conditions outside that narrow band—tighter underwriting, milestone-based round structures, more disciplined capital deployment by founders, and broader geographic dispersion of company formation—create a structurally attractive opportunity set for primary, direct, early-stage investing. The December 2025 0.25% reduction in the federal funds target range to 3.50%–3.75% reinforces expectations for somewhat easier financial conditions into 2026, though underwriting standards have not reverted to prior-cycle norms. The continued growth of the secondary market for private-company shares provides an additional liquidity tool that the Adviser expects to monitor as the portfolio matures.

Eighteen months after the commencement of operations, the migration of venture capital into registered fund structures is reading clearly across the industry. Multiple new registered venture vehicles launched or converted during the fiscal year, most oriented toward later-stage household names through fund-of-fund or SPV-of-SPV structures concentrating on the same handful of names that dominate headline statistics. The Fund continues to pursue a differentiated approach: a tech- and data-driven sourcing and diligence system (Wendal®) to surface high-quality opportunities beyond the loudest markets, paired with the interval-fund structure designed to support a continuous, multi-vintage approach to early-stage investing rather than relying on precise market timing.

Connetic Venture Capital Access Fund (VCAFX)
Management Discussion of Fund Performance (Continued)

Fiscal Year: April 1, 2025 – March 31, 2026

With a diversified portfolio spanning approximately 108 underlying companies across multiple vintages, and a deliberate focus on early-stage opportunities in non-coastal geographies, including markets such as Fargo, Louisville, Chicago, Denver, and Cincinnati, the Fund is positioned to capture compounding opportunities as private markets continue to recalibrate. The Adviser’s disciplined, data-driven approach—leveraging proprietary behavioral sourcing through Wendal®—continues to guide investment selection and portfolio management. In the Adviser’s view, periods of market dispersion often present the most attractive entry points for long-term investors. By maintaining consistent exposure to innovation at its earliest stages, the Fund seeks to provide investors with differentiated access to venture capital’s asymmetric growth potential while promoting stability through diversification and rigorous valuation discipline.

The views expressed in this report are exclusively those of the Fund’s investment adviser, Connetic RIA LLC, as of March 31, 2026. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility for updating such views. These views are not intended to be a forecast of future events, a guarantee of future results, or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. There is no assurance that the Fund’s investment objectives will be achieved.

(1)

“Q1 2026 PitchBook-NVCA Venture Monitor,” PitchBook-NVCA, April 2026; “Q4 2025 PitchBook-NVCA Venture Monitor,” PitchBook-NVCA, January 2026; “Q3 2025 PitchBook-NVCA Venture Monitor,” PitchBook-NVCA, October 13, 2025.

Connetic Venture Capital Access Fund

Performance

March 31, 2026 (Unaudited)

Total Return Information as of March 31, 2026
Connetic Venture Capital Access Fund (Inception Date: 10/3/2024)	1 Year	Cumulative Since Inception
Return	(3.07)%	(2.10)%
Fund Benchmark
S&P 500® Total Return Index*	17.80%	15.68%

*

The index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies.

Change in Value of a Hypothetical $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.conneticventures.com. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. As stated in the Fund’s current prospectus, as supplemented, the net expense ratio for the Fund is 2.84%. Additional information about fees and expense levels can be found in the Fund’s current prospectus. Returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Connetic Venture Capital Access Fund

Portfolio Composition (Unaudited)

Fund Diversification

The following table provides a breakdown of the Fund, by industry sector that represents the fair value of the underlying securities, as a percentage of total investments as of March 31, 2026

Sector	Percent of Total Investments
Software Technology	71.4%
Consumer Discretionary	14.3%
Large Cap Blend	3.3%
Healthcare	2.7%
Robotics	2.2%
Financial Services	1.9%
Emerging Markets	1.4%
Closed-End Fund	1.2%
Short Term Investments	1.1%
Hospitality	0.5%
Industrials	0.0%*
Transportation	0.0%*
Total	100.0%

*	Rounds down to 0.0%

Fund Security Type Diversification

The following table provides a breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of March 31, 2026.

Security Type	Percent of Total Net Assets
Preferred Stock in Private Companies	43.2%
Simple Agreement for Future Equity (SAFEs)	28.8%
Convertible Note in Private Companies	14.8%
Exchange Traded Funds	7.2%
Common Stock in Private Companies	3.1%
Closed-End Funds	1.2%
Short Term Investments	1.1%
Other Assets in Excess of Liabilities	0.6%
Common Stock in Public Companies	0.0%*
Derivative in Public Companies	0.0%*
Derivative in Private Companies	0.0%*
Total	100.0%

*	Rounds down to 0.0%

Connetic Venture Capital Access Fund

Schedule of Investments

March 31, 2026

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 43.2%
	Consumer Discretionary — 2.9%
71,832	Campus Ink, Inc. - Series Seed-1 (a)(b)(c)	9/19/25	$169,998	$169,998
76,199	Campus Ink, Inc. - Series Seed-2 (a)(b)(c)	10/3/24	294,090	180,287
79,227	Campus Ink, Inc. - Series Seed-3 (a)(b)(c)	10/3/24	244,883	187,451
26,692	Free Brands, Inc. dba Freedom (a)(b)(c)	10/3/24	75,000	18,750
118,441	LaSalle Tools, Inc. dba Character (a)(b)(c)	10/3/24	150,000	6,000
4,384	Made With Love Wellness, Inc. (Good Mylk) (a)(b)(c)	10/3/24	103,550	103,550
311,880	Snoots, Inc. (a)(b)(c)	10/3/24	267,145	289,368
269,448	Snoots, Inc. - Series Seed-3 (a)(b)(c)	11/13/25	249,999	249,999
			1,554,665	1,205,403
	Financial Services — 1.1%
276,304	Fireroad Holdings Inc. (a)(b)(c)	10/3/24	250,000	340,960
81,035	Fireroad Holdings Inc. - 2025 Investor (a)(b)(c)	10/9/25	100,000	99,997
			350,000	440,957
	Robotics — 2.1%
286,533	Ottonomy, Inc. - Seed Series (a)(b)(c)	10/3/24	346,103	346,103
413,942	Ottonomy, Inc. - Series A (a)(b)(c)	10/3/24	500,001	500,001
			846,104	846,104
	Software Technology — 37.1%
37,358	1Fort Inc. - Series Seed (a)(b)(c)	1/13/25	50,000	50,000
309,981	1Fort Inc. - Series Seed 5 (a)(b)(c)	1/14/25	200,000	414,879
30,552	Abre.io, Inc. (a)(b)(c)	10/3/24	289,418	671,510
500,000	Athlyt, Inc. (a)(b)(c)	10/3/24	125,000	93,750
325,610	Base Social Inc. - Preferred 1 (a)(b)(c)	11/14/24	228,573	1,526,484
32,254	Base Social Inc. - Series Seed-4 (a)(b)(c)	11/18/24	50,000	151,209
831,202	Claira Technologies, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	225,256	225,256
645,776	Claira Technologies, Inc. - Seed Series (a)(b)(c)	10/3/24	174,997	174,997
41,262	Cloverleaf.me, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	169,891	121,626
19,894	Cloverleaf.me, Inc. - Seed Series (a)(b)(c)	10/3/24	82,723	58,641
36,430	Cloverleaf.me, Inc. - Series A (a)(b)(c)	10/3/24	150,000	149,999
14,490	Cloverleaf.me, Inc. - Series A Extension (a)(b)(c)	10/3/24	59,663	59,662
90,961	Colorcast, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	145,302	172,080
104,675	Colorcast, Inc. - Seed Series (a)(b)(c)	10/3/24	167,208	198,024
294,218	DayZero, Inc. dba Haekka (a)(b)(c)	10/3/24	181,481	45,370
337,809	Eighty-Six, Inc. (a)(b)(c)	1/27/25	198,938	117,190
215,238	Elate, Inc. (a)(b)(c)	10/3/24	163,129	163,129
5,502	EquityZen Growth Technology Fund (a)(b)(c)	10/3/24	57,499	67,639
37,866	EVAMORE, INC. (a)(b)(c)	10/3/24	356,932	309,340
172,303	Forecastr Inc. - Series Seed - 1 (a)(b)(c)	11/21/25	51,785	77,948
120,800	Forecastr Inc. - Series Seed - 4 (a)(b)(c)	11/21/25	36,306	54,648
39,627	Forecastr Inc. - Series Seed II - 2 (a)(b)(c)	11/21/25	11,910	17,927

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 43.2% - Continued
	Software Technology — 37.1% - Continued
152,905	Gestalt Tech Corp. (a)(b)(c)	10/3/24	$129,312	$129,312
39,453	HANDLE (a)(b)(c)	10/3/24	49,999	49,999
1,020,351	Journeyfront, Inc. - Seed Series (a)(b)(c)	10/3/24	202,234	202,234
756,811	Journeyfront, Inc. - Series A (a)(b)(c)	10/3/24	150,000	150,000
428,107	Letterhead, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	270,820	598,202
664,708	Letterhead, Inc. - Seed Series 1 (a)(b)(c)	10/3/24	420,494	928,810
96,786	Letterhead, Inc. - Seed Series 2 (a)(b)(c)	10/3/24	135,241	135,241
889	Live Cyber Holdings, Inc - Series A dba Cloud Range (a)(b)(c)	12/9/24	18,325	18,325
6,718	Live Cyber Holdings, Inc dba Cloud Range (a)(b)(c)	10/3/24	134,644	138,481
4,807	Live Cyber Holdings, Inc dba Cloud Range (a)(b)(c)	10/3/24	96,343	99,089
135,900	MASV, Inc. (a)(b)(c)	10/3/24	190,752	470,114
551	MRC Impact, LLC (a)(b)(c)	10/3/24	108,958	108,958
54,391	Narratize, Inc. - Series Seed 1 (a)(b)(c)	12/11/24	75,000	94,190
124,494	Narratize, Inc. - Series Seed 2 (a)(b)(c)	12/11/24	135,368	215,590
200,000	Nokking Inc. - Series AA (a)(b)(c)	12/19/25	200,000	200,000
64,217	Omnee Technologies Corp - Series Seed-15 (a)(b)(c)	11/5/25	249,996	249,997
71,353	Omnee Technologies Corp. (a)(b)(c)	10/3/24	250,000	277,777
239,435	OpStart Growth, Inc. (a)(b)(c)	10/3/24	200,000	249,028
104,395	Out of Office, Inc. (a)(b)(c)	10/3/24	200,000	100,000
1,302,669	Passage, Inc. (a)(b)(c)	10/3/24	537,613	758,677
379,102	Passage, Inc. - Series Seed (a)(b)(c)	2/24/25	83,856	220,790
298,378	Pavewise Inc. - Series Seed-3 (a)(b)(c)	10/15/25	200,000	200,000
177,352	Quiver Quantitative, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	307,904	307,904
115,199	Quiver Quantitative, Inc. - Seed Series (a)(b)(c)	10/3/24	199,999	199,999
347,209	Ranked Media, Inc. (a)(b)(c)	6/4/25	250,000	250,000
53,353	ReadySet Surgical, Inc. (a)(b)(c)	10/3/24	148,500	40,254
664,297	Science Retail, Inc. dba Science on Call (a)(b)(c)	10/3/24	200,000	200,000
42,176	Scription - Series 3 Seed (a)(b)(c)	1/13/25	216,460	539,208
7,821	Scription - Series 6 Seed (a)(b)(c)	1/13/25	99,989	99,989
492,902	Signal Cortex, Inc. dba TonDone (a)(b)(c)	10/3/24	234,375	29,275
5,625,889	Smart Family Tech, Inc. - Series Seed (a)(b)(c)	8/5/25	450,000	500,704
332,955	SmartRIA - Seed Plus B Preferred (a)(b)(c)	10/3/24	26,959	100,285
84,678	SmartRIA - Seed Plus C Preferred (a)(b)(c)	10/3/24	10,110	17,694
129,894	SmartRIA - Series AA Investor Preferred (a)(b)(c)	10/3/24	16,850	28,380
46,086	SmartRIA - Series Seed Plus A Preferred (a)(b)(c)	10/3/24	3,370	12,911
413,028	Softdrive Technologies Group Inc. (a)(b)(c)	10/3/24	175,000	175,000
413,565	TCare, Inc. - Seed Series (a)(b)(c)	10/3/24	385,468	88,432
134,405	TCare, Inc. - Series A (a)(b)(c)	10/3/24	125,279	99,044
146,972	TripScout, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	292,607	180,682
204,673	TripScout, Inc. - Seed Series (a)(b)(c)	10/3/24	407,495	251,618

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Shares		Acquisition Date	Cost	Fair Value
	PREFERRED STOCK IN PRIVATE COMPANIES — 43.2% - Continued
	Software Technology — 37.1% - Continued
58,657	UBQ AI, Corp (Harmony) (a)(b)(c)	10/3/24	$200,003	$150,002
68,778	Venture360, Inc - Series A-2 (a)(b)(c)	4/8/25	500,000	500,000
70,299	Venture360/LIQUIFI (a)(b)(c)	10/3/24	159,384	511,060
11,628	Visible, Inc. - Bridge Series (a)(b)(c)	10/3/24	56,706	107,763
2,398	Visible, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	11,694	22,224
11,269	Visible, Inc. - Seed Series (a)(b)(c)	10/3/24	54,955	104,436
3,779	Visible.VC (a)(b)(c)	5/30/25	29,997	35,022
248,085	Warp World, Inc. (a)(b)(c)	10/3/24	100,000	100,000
			11,878,070	15,168,008

	TOTAL PREFERRED STOCK IN PRIVATE COMPANIES		14,628,839	17,660,472

	SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFEs) — 28.8%
	Consumer Discretionary — 11.0%
100,000	Core Supplement, LLC (Pre-seed 1) (a)(b)(c)	10/3/24	100,000	100,000
75,000	Core Supplement, LLC (Pre-seed 2) (a)(b)(c)	10/3/24	75,000	75,000
75,000	Core Supplement, LLC (Pre-seed 3) (a)(b)(c)	10/3/24	75,000	75,000
300,000	Get Bizzy, Inc. (Seed) (a)(b)(c)	10/3/24	3,759,459	4,011,624
100,000	Get Bizzy, Inc. (Series A) (a)(b)(c)	10/3/24	191,964	234,526
			4,201,423	4,496,150
	Financial Services — 0.7%
100,000	Langar Holdings Inc. (a)(b)(c)	4/10/25	100,000	$100,000
200,000	Parrott Finance Inc. (a)(b)(c)	4/1/25	200,000	200,000
			300,000	300,000
	Hospitality — 0.5%
200,000	Branded Hospitality Group (a)(b)(c)	10/3/24	200,000	200,000

	Software Technology — 16.6%
100,000	4Degrees AV Inc (Seed 1) (a)(b)(c)	10/3/24	100,000	100,000
100,000	4Degrees AV Inc (Seed 2) (a)(b)(c)	10/3/24	100,000	100,000
200,000	Abra, Inc. (a)(b)(c)	1/30/25	200,000	200,000
200,000	Banrion Capital Management (a)(b)(c)	10/3/24	100,000	100,000
100,000	Base Social Inc. (a)(b)(c)	10/14/25	100,000	122,996
100,000	Card.io, Inc. (a)(b)(c)	11/13/24	100,000	100
250,000	Chezuba Corp. (a)(b)(c)	10/3/24	250,000	100
200,000	Cognata dba Qooper (a)(b)(c)	10/3/24	200,000	200,000
100,000	Creators and Makers, Inc. (Seed 1) (a)(b)(c)	10/3/24	100,000	50
100,000	Creators and Makers, Inc. (Seed 2) (a)(b)(c)	10/3/24	100,000	50
250,000	Ebombo, Inc. (a)(b)(c)	10/3/24	250,000	250,000
125,000	Gooder AI, Inc. (a)(b)(c)	10/3/24	125,000	125,000

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Shares		Acquisition Date	Cost	Fair Value
	SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFEs) — 28.8% - Continued
	Software Technology — 16.6% - Continued
200,000	GuideAI Technologies Inc. (a)(b)(c)	12/12/25	$200,000	$200,000
250,000	Houski, Inc. (a)(b)(c)	10/3/24	250,000	250,000
150,000	INTRVL LLC (a)(b)(c)	10/3/24	150,000	150,000
500,000	Kartel.AI (a)(b)(c)	4/1/25	500,000	500,000
450,000	Kommu (a)(b)(c)	10/3/24	450,000	450,000
200,000	Medicaidsoft, Inc. (a)(b)(c)	2/19/25	200,000	200,000
100,000	Open Bay Autos AI Inc. (a)(b)(c)	1/8/26	100,000	100,000
100,000	OperateIQ Inc (a)(b)(c)	8/7/25	100,000	100,000
250,000	Ownors Technologies Inc. (a)(b)(c)	10/3/24	250,000	728,064
300,000	PARKPAYUSA, INC (a)(b)(c)	12/24/24	300,000	300,000
100,000	Petal (a)(b)(c)	10/3/24	18,765	100
500,000	PureCode Software, Inc. (a)(b)(c)	6/4/25	500,000	281,250
250,001	Rescription, Inc. (a)(b)(c)	10/3/24	187,500	187,500
100,000	Revnest (a)(b)(c)	10/3/24	100,000	100,000
100,000	Savetic, Inc. (a)(b)(c)	1/31/25	100,000	100,000
200,000	Serpa Cloud, Inc. (a)(b)(c)	10/3/24	200,000	100
100,000	Shadowscape, Inc. (a)(b)(c)	10/3/24	100,000	100,000
250,000	SocialMama, Inc. (dba Ema) (a)(b)(c)	7/30/25	250,000	250,000
642,682	Spruce Software Inc. (a)(b)(c)	12/30/24	684,582	642,682
150,000	Stacks, Inc (a)(b)(c)	3/21/25	150,000	150,000
150,000	Stagetime, Inc. (a)(b)(c)	10/3/24	150,000	150,000
100,000	Steadi Technologies Inc. (a)(b)(c)	10/17/25	100,000	100,000
100,000	The Nonsense Company, Inc. (Pre-seed 1) (a)(b)(c)	10/3/24	100,000	100,000
200,000	The Nonsense Company, Inc. (Pre-seed 2) (a)(b)(c)	3/31/25	200,000	200,000
100,000	ThinkRisk Inc. (a)(b)(c)	10/3/24	100,000	100,000
150,000	Whipz (a)(b)(c)	10/3/24	150,000	150,000
			7,315,847	6,787,992

	TOTAL SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFEs)		12,017,270	11,784,142

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Principal Amount ($)		Coupon Rate (%)	Acquisition Date	Cost	Fair Value
	CONVERTIBLE NOTE IN PRIVATE COMPANIES — 14.8%
	Consumer Discretionary — 0.3%
100,000	Cusa Tea, Inc., due 8/31/25 (a)(b)(c)(e)	0.00	10/3/24	$75,000	$1
250,000	UnBox The Dress, due 3/31/26 (a)(b)(d)	5.00	10/3/24	125,000	125,000
				200,000	125,001
	Healthcare — 0.1%
100,000	Neopenda, PBC, due 6/19/23 (a)(b)(d)(e)	5.00	10/3/24	50,000	50,000

	Software Technology — 14.4%
100,000	Cary Rx Inc. (a)(b)(c)(f)	0.00	10/3/24	3,187,757	2,155,174
250,000	Cary Rx Inc. (a)(b)(c)(f)	0.00	10/3/24	5,266,627	3,135,087
50,000	Hatch Apps, due 7/1/20 (a)(b)(d)(e)	0.00	10/3/24	37,500	100
100,000	Native Agtech, Inc., due 3/31/22 (a)(b)(d)(e)	8.00	10/3/24	100,000	100,000
250,000	Passage, Inc., due 11/1/27 (a)(b)(c)	0.00	4/30/25	250,000	296,875
50,000	Passage, Inc., due 11/1/27 (a)(b)(c)	0.00	11/14/25	50,000	59,375
250,000	Translator, Inc., due 3/30/25 (a)(b)(d)(e)	6.00	10/3/24	187,481	140,611
				9,079,365	5,887,222

	TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			9,329,365	6,062,223
Shares
	EXCHANGE TRADED FUNDS — 7.2%
	Emerging Markets — 1.4%
10,247	Vanguard FTSE Emerging Markets ETF			567,820	553,850

	Healthcare — 2.6%
2,120	State Street Health Care Select Sector SPDR ETF			314,086	310,813
85,130	Langar Global HealthTech ETF			809,785	740,588
				1,123,871	1,051,401
	Large Cap Blend — 3.2%
11,189	iShares Core MSCI EAFE ETF			1,012,747	1,012,940
1,525	Vanguard Dividend Appreciation ETF			336,097	327,967
				1,348,844	1,340,907

	TOTAL EXCHANGE TRADED FUNDS			3,040,535	2,946,158

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Shares		Acquisition Date	Cost	Fair Value
	COMMON STOCK IN PRIVATE COMPANIES — 3.1%
	Financial Services — 0.1%
4,916	Acorns (a)(b)(c)	10/3/24	$32,458	$25,686

	Robotics — 0.2%
6,000	Nuro, Inc. (a)(b)(c)	10/3/24	48,450	60,392

	Software Technology — 2.8%
88,148	Colorcast, Inc. - Pre-Seed Series (a)(b)(c)	10/3/24	140,808	128,104
16,000	DataRobot, Inc. (a)(b)(c)	10/3/24	38,000	30,400
239,980	Home Service Champ, Inc. (a)(b)(c)	12/1/25	—	59,551
271,800	MASV, Inc. (a)(b)(c)	10/3/24	381,504	940,229
			560,312	1,158,284

	TOTAL COMMON STOCK IN PRIVATE COMPANIES		641,220	1,244,362

	COMMON STOCK IN PUBLIC COMPANIES — 0.0%*
	Industrials — 0.0%*
52	flyExclusive, Inc. (c)		202	118

	Transportation — 0.0%*
1,573	Volato Group, Inc., Class A Shares (c)		13,126	363

	TOTAL COMMON STOCK IN PUBLIC COMPANIES		13,328	481

	DERIVATIVE IN PUBLIC COMPANIES — 0.0%*
	Warrants — 0.0%*
12,500	Volato Group, Inc. - Warrants (c)		226	100

	TOTAL DERIVATIVE IN PUBLIC COMPANIES		226	100

	DERIVATIVE IN PRIVATE COMPANIES — 0.0%
	Warrants — 0.0%
98,048	Langar Holdings Inc. - Warrants (a)(b)(c)	4/15/25	—	—

	TOTAL DERIVATIVE IN PRIVATE COMPANIES		—	—

	CLOSED-END FUNDS — 1.2%
18,633	Robinhood Ventures Fund I (c)		474,798	494,520

	TOTAL CLOSED-END FUNDS		474,798	494,520

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Principal Amount ($)		Coupon Rate (%)	Cost	Fair Value
	SHORT TERM INVESTMENTS — 1.1%
	Money Market Funds — 1.1%
435,526	Goldman Sachs Financial Square Government Fund, Institutional Class (g)	3.55	$435,526	$435,526

	TOTAL SHORT TERM INVESTMENTS		435,526	435,526

	TOTAL INVESTMENTS — 99.4% - (Cost $40,581,107)			40,627,984
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			230,428
	NET ASSETS — 100.0%			$40,858,412

Inc. - Incorporated

dba - doing business as

LLC - Limited Liability Company

*	Rounds down to 0.0%

(a)	Restricted security.(Cumulative total of $36,751,199, which represents 90.5% of the Fund)

(b)	Level 3 securities fair valued using significant unobservable inputs.

(c)	Non-Income Producing. As it pertains to preferred stock held by the Fund, there are no stated dividend rates.

(d)	PIK denotes that all or a portion of the income is paid in-kind in the form of additional principal.

(e)	Convertible note is currently in default. Adviser has elected to not remedy as of March 31, 2026.

(f)	Notes were amended as of January 15, 2025 and do not have stated maturity dates.

(g)	Rate disclosed represents the seven day yield as of March 31, 2026.

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Assets and Liabilities

March 31, 2026

ASSETS
Investments, at value (Cost $40,581,107)	$40,627,984
Receivable for securities sold	161,708
Dividends and interest receivable	180,327
Prepaid expenses and other assets	56,881
TOTAL ASSETS	41,026,900

LIABILITIES
Accrued investment advisory fees	42,559
Accrued fund administration, fund accounting, and transfer agency fees	6,088
Accrued audit fees	76,436
Accrued shareholder service fees	34,470
Other accrued expenses and liabilities	8,935
TOTAL LIABILITIES	168,488

NET ASSETS	$40,858,412

NET ASSETS CONSIST OF:
Paid-in capital	41,055,536
Distributable earnings (loss)	(197,124)
NET ASSETS	$40,858,412

Net Asset Value Per Share:
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,173,260
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$9.79

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Operations

For the Year Ended March 31, 2026

INVESTMENT INCOME
Interest income	$42,839
Dividend income	111,407
TOTAL INVESTMENT INCOME	154,246

EXPENSES
Advisory fees	810,351
Shareholder servicing fees	63,975
Professional fees	232,916
Registration fees	12,775
Trustees’ fees and expenses	40,888
Fund administration and accounting fees	75,624
Transfer agency fees	12,903
Compliance officer fees	31,000
Insurance expense	23,419
Printing and postage expenses	10,341
Custodian fees	22,031
Miscellaneous expenses	60,833
TOTAL EXPENSES	1,397,056
Advisory fees waived (1)	(205,046)
NET EXPENSES	1,192,010

NET INVESTMENT LOSS	$(1,037,764)

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized gain on investments	335,115
Net change in unrealized depreciation on investments	(569,709)
NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS	(234,594)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,272,358)

(1)	Advisory fees waived are subject to recoupment (Note 3).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Changes in Net Assets

For the Year Ended March 31, 2026

	Year Ended March 31, 2026	Period Ended March 31, 2025 (1)
FROM OPERATIONS
Net investment loss	$(1,037,764)	$—
Net realized gain/(loss) from investments	335,115	(921)
Net change in unrealized appreciation/(depreciation) on investments	(569,709)	616,587
Net increase/(decrease) in net assets resulting from operations	(1,272,358)	615,666

SHARES OF BENEFICIAL INTEREST
Proceeds from conversion (2)	—	37,044,976
Proceeds from shares sold	6,647,428	1,028,411
Payments for shares redeemed	(3,092,692)	(113,019)
Net increase in net assets from shares of beneficial interest	3,554,736	37,960,368

TOTAL INCREASE IN NET ASSETS	2,282,378	38,576,034

NET ASSETS
Beginning of year/period	38,576,034	—
End of year/period	$40,858,412	$38,576,034

SHARE ACTIVITY
Shares sold from conversion (2)	—	3,704,498
Shares sold	653,413	124,463
Shares redeemed	(297,924)	(11,190)
Net increase in shares of beneficial interesting outstanding	355,489	3,817,771

SHARES OUTSTANDING
Beginning of year/period	3,817,771	—
End of year/period	4,173,260	3,817,771

(1)	The period is from October 3, 2024 (Commencement of Operations) to March 31, 2025.

(2)	The Fund completed its tax-free reorganization with 908 Investments LLC, a private predecessor fund (Note 1).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Statement of Cash Flows

For the Year Ended March 31, 2026

Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(1,272,358)
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchases of investments	(18,248,936)
Proceeds from sale and maturities of investments	15,218,788
Change in short-term investments, net	636,971
Increase in investments receivable	(134,296)
Decrease in interest and dividend receivable	19,806
Increase in prepaid expenses	(23,845)
Increase in accrued expenses and other payables	14,540
Net realized gain on investments	(335,115)
Net change in unrealized (appreciation) depreciation on investments	569,709
Net cash provided by (used in) operating activities	$(3,554,736)

Cash Flows from Financing Activities:
Proceeds from fund shares sold	$6,647,428
Payments for shares redeemed	(3,092,692)
Net cash provided by financing activities	$3,554,736

Net increase (decrease) in Cash	—
Cash at beginning of year	—
Cash at end of year	$—

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Financial Highlights

For a share outstanding during the fiscal period presented

	Year Ended March 31, 2026	Period Ended March 31, 2025 (1)
Net asset value, beginning of year/period	$10.10	$10.00

From investment operations:
Net investment loss (2)	(0.25)	—
Net realized and unrealized gain (loss) on investments	(0.06)	0.10
Total from investment operations	(0.31)	0.10

Net Asset Value, end of year/period	$9.79	$10.10

Total Return	(3.07)%	1.00	%(3)

Net Asset Value, end of period (000s)	$40,858	$38,576

Ratios of:
Gross expenses to average net assets (5)	3.28%	3.72	%(4)
Net expenses to average net assets (5)	2.80%	2.80	%(4)
Net investment loss to average net assets	(2.43)%	0.00	%(4)

Portfolio Turnover Rate	36.50%	8.79	%(3)

(1)	For a share outstanding during the initial period from October 3, 2024 (Commencement of Operations) through March 31, 2025.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Not annualized for periods less than 12 months.

(4)	Annualized for periods less than 12 months.

(5)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See accompanying notes to financial statements.

Connetic Venture Capital Access Fund

Notes to the Financial Statements

March 31, 2026

(1)	Organization

The Connetic Venture Capital Access Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on September 11, 2023, and commenced operations on October 3, 2024. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund operates as an “interval fund” and is making a continuous offering of its shares of beneficial interest (“Shares”). The Fund acquired all of the assets and liabilities of 908 Investments LLC (the “Predecessor Fund”), a private fund that merged into the Fund, in a tax-free reorganization on October 3, 2024 (the “Reorganization”). In connection with the Reorganization, interests in the Predecessor Fund were exchanged for Class I Shares of the Fund. The Fund is authorized to issue an unlimited number of shares. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that exposes investors to private, venture capital investments. Under normal circumstances, the Fund intends to invest at least 80% of its assets (net assets plus borrowings for investment purposes) in securities that provide exposure to private, venture capital investments. The Fund seeks to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and securities convertible into equity securities) of private, venture capital investments in operating growth companies (“Portfolio Companies”).

Connetic RIA LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

(2)	Significant Accounting Policies

The price of the Fund’s Shares is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and private investments for both financial statement and federal income tax purposes.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(2)	Significant Accounting Policies (Continued)

Federal Income Taxes — The Fund has elected to be treated as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will be subject to tax on any income or gain it does not distribute. The Fund will substantially distribute all of its income and gain on a timely basis and meet the other quarterly compliance requirements to maintain its status as a RIC.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

Operating Segments — The Fund operates and is managed as a single reportable segment and the Fund makes investments in accordance with its investment objective as described in the Fund’s Prospectus. The chief operating decision maker (“CODM”) of the Fund is the Adviser. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on the accompanying statements of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Available information regarding Portfolio Companies, their securities, and the status of their businesses and financial conditions is generally more limited than that available for public companies and may be less current or more difficult to independently verify. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. Information provided directly by the issuer is often among the most relevant inputs to a fair value determination. The degree of certainty associated with a fair valuation may therefore vary based on the scope, timeliness, and nature of the information made available by the issuer.

For investments without market quotations readily available, the Advisor determines an appropriate valuation methodology to estimate the fair value of its investments.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(2)	Significant Accounting Policies (Continued)

For earlier stage Portfolio Companies, as determined by their revenue size, are assessed using a scorecard methodology, which considers a number of factors, such as portfolio company runway, performance relative to expectations, stability and growth and quality of management, in estimating investment fair values.

Other investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(2)	Significant Accounting Policies (Continued)

The following is a summary of the Fund’s investments as of March 31, 2026:

Investments in Securities (a)	Level 1	Level 2	Level 3	Total
Assets
Common Stock in Private Companies	$—	$—	$1,244,362	$1,244,362
Preferred Stock in Private Companies	—	—	17,660,472	17,660,472
Simple Agreement for Future Equity (SAFEs)	—	—	11,784,142	11,784,142
Convertible Note in Private Companies	—	—	6,062,223	6,062,223
Derivative in Private Companies	—	—	—	—
Common Stock in Public Companies	481	—	—	481
Exchange Traded Funds	2,946,158	—	—	2,946,158
Derivative in Public Companies	100	—	—	100
Closed-end Funds	494,520	—	—	494,520
Short-Term Investments	435,526	—	—	435,526
Total	$3,876,785	$—	$36,751,199	$40,627,984

(a)	The Fund had no Level 2 holdings as of and during the fiscal year ended March 31, 2026.

The following table presents the investment activity associated with securities that are categorized as Level 3 investments during the year ended March 31, 2026:

	Common Stock in Private Companies	Preferred Stock in Private Companies	Simple Agreement for Future Equity (SAFEs)	Convertible Note in Private Companies	Total
Balance at March 31, 2025	$913,143	$12,424,011	$11,466,330	$9,151,342	$33,954,826
Purchases	—	2,564,745	2,550,000	300,000	5,414,745
Sales	—	(98,668)	(1,204,873)	(127,664)	(1,431,205)
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—
Conversion	—	988,973	(988,973)	—	—
Net Realized Gain (Loss)		(22,169)	6,638	(298,469)	(314,000)
Net Change in Unrealized Appreciation / (Depreciation)	331,219	1,803,580	(44,980)	(2,962,986)	(873,167)
Ending Balance at March 31, 2026	$1,244,362	$17,660,472	$11,784,142	$6,062,223	$36,751,199
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of March 31, 2026	331,219	1,803,580	(44,980)	(2,962,986)	(873,167)

The Fund holds a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(2)	Significant Accounting Policies (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of March 31, 2026:

Asset Type	Fair Value at March 31, 2026	Valuation Technique	Significant Unobservable Inputs	Impact to value if Input Increases	Range of Inputs	Weighted Average
Common Stock in Private Companies	$1,244,362	Market Approach	Revenue Multiple	Increase	1.16x — 7.67x	7.02x
			Precedent Transactions	Increase	N/A	N/A

Preferred Stock in Private Companies	$17,660,472	Market Approach	Revenue Multiple	Increase	1.70x — 13.34x	7.78x
			Precedent Transactions	Increase	N/A	N/A

Simple Agreement for Future Equity (SAFEs)	$11,784,142	Market Approach	Revenue Multiple	Increase	2.94x — 9.34x	3.46x
			Precedent Transactions	Increase	N/A	N/A

Convertible Note in Private Companies	$6,062,223	Market Approach	Revenue Multiple	Increase	1.95x — 3.55x	2.05x
			Precedent Transactions	Increase	N/A	N/A

The following table presents the country where the Fund’s investments are domiciled (all investments were made in US Dollars). Fair value of investments as of March 31, 2026:

	Common Stock in Private Companies	Preferred Stock in Private Companies	Simple Agreement for Future Equity (SAFEs)	Convertible Note in Private Companies	Derivative in Private Companies	Exchange Traded Funds	Common Stock in Public Companies	Derivative in Public Companies	Closed- end Funds	Short-term Investments	Total
United States	304,133	16,376,161	10,891,260	6,062,223	—	2,946,158	481	100	494,520	435,526	37,510,562
Canada	940,229	1,284,311	892,682	—	—	—	—	—	—	—	3,117,222
Mexico	—	—	200	—	—	—	—	—	—	—	200

(3)	Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ended March 31, 2026, the Fund incurred $810,351 in investment advisory fees.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its investment advisory fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, shareholder servicing fees, pursuant to a shareholder services plan, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 2.65% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through July 31, 2026.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(3)	Fees and Transactions with Related Parties and Other Agreements (Continued)

The Fund has agreed to repay the Adviser for any investment advisory fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the investment advisory fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. For the year ended March 31, 2026, the Adviser waived and/or reimbursed expenses totaling $205,046 that are subject to recoupment.

The Adviser may recapture a portion of the amount noted above no later than the years as stated below:

	Recoupment Rollforward
March 31, 2028	March 31, 2029	Total
$172,375	$205,046	$377,421

The Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”) on behalf of its Class I shares that allows it to make payments to financial intermediaries and other service providers for shareholder servicing and maintenance of shareholder accounts that are held in omnibus or networked accounts or a similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.15% per year of the Fund’s average daily net assets for the Class’s shares and may not be used to pay for any services in connection with the distribution and sale of such shares. For the year ended March 31, 2026, the Fund incurred $63,975 in shareholder servicing fees.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $12,000. The Chair of the Audit Committee receives an additional $5,000 annually. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Gryphon 17, LLC d/b/a Trailmark Fund Solutions, LLC serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent.

Fifth Third Bank, National Association serves as the Fund’s Custodian.

Foreside Financial Services, LLC serves as the Fund’s Distributor.

FinTech Law, LLC, acts as legal counsel to the Fund.

(4)	Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of January, April, July, and October. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(4)	Repurchase Offers (Continued)

Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, shareholders may not be able to sell Shares when and/or in the amount that is desired. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

During the year ended March 31, 2026, the Fund completed four quarterly repurchase offers. The results of the repurchase offers were as follows:

	Repurchase Offer — 1	Repurchase Offer — 2	Repurchase Offer — 3	Repurchase Offer — 4
Commencement Date	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Repurchase Request Deadline	April 25, 2025	July 25, 2025	October 24, 2025	January 26, 2026
Repurchase Pricing Date	April 25, 2025	July 25, 2025	October 24, 2025	January 26, 2026

Repurchase Pricing Date Net Asset Value	$10.16	$10.38	$10.56	$10.46
Shares Repurchased	50,996	30,603	25,000	191,325
Value of Shares Repurchased (less applicable early repurchase fees)	$509,773	$317,657	$264,000	$2,001,262
Percentage of Shares Repurchased	1.33%	0.72%	0.58%	4.44%

(5)	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2026, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$18,248,936	$15,218,788

(6)	Commitments and Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(7)	Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(8)	Federal Tax Information

The Fund has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund paid $0 in income and $0 in long-term capital gain distributions for the tax period ended March 31, 2026.

As of March 31, 2026, the tax-basis cost of investments and components of distributable earnings were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$40,605,180	$6,383,030	($6,360,227)	$22,803

Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Other Accumulated Losses	Net Unrealized Appreciation	Total Distributable Earnings (Loss)
$—	$76,539	($296,466)	$22,803	($197,124)

For the fiscal year ended March 31, 2026, the Fund recorded the following reclassifications:

Distributable Earnings (Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
$459,568	$—	($459,568)

(9)	Risk Factors

Investing in the Shares may be speculative and involve a high degree of risk, including the risks associated with venture capital investing. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

The Fund’s investments primarily consist of securities that do not have readily determinable fair values and are valued using significant unobservable inputs (Level 3). As such, the fair value of these investments is determined using methodologies that involve substantial judgment and estimation by the Adviser and the Adviser’s Valuation Committee. These estimates are based on current available data, including comparable company metrics, market multiples, and management representations.

Connetic Venture Capital Access Fund
Notes to the Financial Statements (Continued)

March 31, 2026

(9)	Risk Factors (Continued)

It is reasonably possible that changes in these estimates or assumptions could result in a material change to the fair value of such investments in the near term. The Fund’s net asset value could be materially impacted by changes in valuation inputs such as market comparables, company performance data, or liquidity events involving portfolio companies.

The Fund is subject to concentration risk as a result of its investment strategy. As of March 31, 2026, more than 90% of the Fund’s net assets were invested in Level 3 securities, including preferred stock, convertible notes, and SAFEs issued by early-stage, venture-backed private companies. These investments are heavily concentrated in the software technology and consumer discretionary sectors.

The Fund also has geographic concentration in companies domiciled in the United States and Canada, and a large portion of its portfolio is valued using similar inputs and assumptions, including revenue multiples and comparable transaction analysis.

As a result, the Fund is vulnerable to a severe near-term impact from downturns in venture capital markets, macroeconomic disruptions, or shifts in valuation trends for early-stage technology companies. Such conditions could significantly reduce the fair value of these investments and impact Fund performance and net asset value.

(10)	Subsequent Events

Subsequent to March 31, 2026, the Fund completed a quarterly repurchase offer. The result of the repurchase offer is as follows:

Required Repurchase Offer
Commencement Date	March 31, 2026
Repurchase Request Deadline	April 24, 2026
Repurchase Pricing Date	April 24, 2026

Repurchase Pricing Date Net Asset Value	$10.05
Shares Repurchased	21,731
Value of Shares Repurchased	$218,401
Percentage of Shares Repurchased	0.52%

Subsequent to March 31, 2026, CaryRx, Inc. (dba CaryHealth), one of the Fund’s portfolio companies, completed a change-of-control transaction with a third-party acquirer. In connection with that transaction and related developments, the Fund evaluated the impact on the fair value of this investment. The fair value of the investment at the most recent measurement date does not differ materially from its carrying value at March 31, 2026.

Crowe

Crowe LLP
Independent Member Crowe Global

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Connetic Venture Capital Access Fund
Covington, Kentucky

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Connetic Venture Capital Access Fund (the "Fund"), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from October 3, 2024 (commencement of operations) to March 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from October 3, 2024 (commencement of operations) to March 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

(Continued)

1.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit also included performing such other procedures as considered necessary in the circumstances. These procedures include confirmation of investments owned as of March 31, 2026 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Crowe LLP

Crowe LLP

We have served as the Fund's auditor since 2024.

Costa Mesa, California
May 28, 2026

2.

Connetic Venture Capital Access Fund

Additional Information (Unaudited)

As of March 31, 2026

1.	Proxy Voting Policies and Voting Records

A copy of the Adviser’s Proxy and Corporate Action Voting Policies and Procedures is included as Appendix A to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling (844) 434-6483, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at (844) 434-6483.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended March 31, 2026.

During the fiscal year ended March 31, 2026, the Fund paid $0 in income distributions and $0 in long-term capital gains distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

4.	Trustees and Officers

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 910 Madison Avenue, Covington, KY 41011.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
David Hyland Year of Birth: 1963	Independent Trustee, Chairman	Since 1/24	Professor, Xavier University, since 2004; Director, Freedom Baseball Club, since 2019.	1	FEG Absolute Access Fund LLC and FEG Absolute Access Fund I LLC (2010 – 2023)
Anthony Schweier Year of Birth: 1962	Independent Trustee	Since 1/24	Executive Director, Single Family Office, Private Business (since June 2025); Shareholder, Clark Schaefer Hackett & Co. (business advisory and accounting firm) (1985-June 2025)	1	None
Todd Foley Year of Birth: 1969	Independent Trustee	Since 1/24	Retired (since June 2025); Interim Chief Financial Officer (February 2024-June 2025); Group Vice President and Corporate Controller (2017-2025), The Kroger Co.	1	None

Connetic Venture Capital Access Fund
Additional Information (Unaudited) (Continued)

As of March 31, 2026

4.	Statement Regarding the Basis for the Approval of the Investment Advisory Agreement (Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Brad Zapp Year of Birth: 1977	Trustee, President, and Principal Executive Officer	Since 2/25	President,CEO, and Portfolio Manager, Connetic RIA LLC (2025 – Present); Portfolio Manager, Senior Vice President, Connetic RIA LLC (2023 – 2025); Chief Financial Officer, Connetic Ventures Holdings Inc./Wendal Inc. (2015 – 2023); Executive Vice President, Wendal Inc. (2023 – Present); Chief Executive Officer, Connetic Ventures Holdings Inc/ Connetic Ventures LLC/ Wendal Inc. (2015 – 2022).	1	None

Name, Age and Address	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During the Past 5 Years
Other Officers
Chris Hjelm Year of Birth: 1988	Vice President	Since 1/24	Vice President and Head of Ventures Investments (2023 – Present); Partner and Venture Investor (2019 – 2023); Principal and Head of Data (2018 – 2019), Connetic Ventures Holdings Inc.
Rob Silva Year of Birth: 1966	Treasurer and Principal Financial Officer	Since 1/24

Managing Director of Fund Administration, Trailmark Fund Solutions (2023 – Present); Managing Director of Fund Administration, Impax Asset Management LLC (2014 – 2023);Managing Director of Fund Administration, Pax Ellevate Management LLC (2014 – 2021); Assistant Treasurer Pax World Series Trust I and III 2/13-2/22

Brian McDermott Year of Birth: 1982	Assistant Treasurer	Since 2/26	Chief Financial Officer, Wendal Inc. (2023 - Present); Chief Financial Officer, Freedom IOT LLC (2020-2023).
Danielle Kulp Year of Birth: 1981	Secretary	Since 7/25 and from 1/24 through 9/24

Director of Legal Administration, Fintech Law, LLC (2023 – Present), Senior Consultant, Fund Governance Solutions, The Northern Trust Company (2022 - 2023); Paralegal, Strauss Troy Co., LPA (2020 - 2022)

Matthew Swendiman Year of Birth: 1973	Chief Compliance Officer	Since 11/25

President and Chief Executive Officer, Key Bridge Compliance, LLC (2019 – Present); President and Chief Executive Officer, JCM Financial Services Consulting, LLC (2018-Present); Chairman and Co-Founder, F/m Investments, LLC (2019-2023); President, F/m Funds (2022-2023).

Brandon Byrd Year of Birth: 1981	Anti-Money Laundering Compliance Officer	Since 1/24	Managing Director of Trailmark Fund Solutions, LLC (2022-Present); Director of Transfer Agency, M3Sixty Administration, LLC (2001-2021).

*	The term of office for each Trustee and officer listed above will continue indefinitely.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (844) 434-6483.

Connetic Venture Capital Access Fund

For Shareholder Service Inquiries:	For Investment Adviser Inquiries:
Gryphon 17, LLC d/b/a Trailmark Fund Solutions, LLC 3000 Auburn Drive Suite 410 Beachwood, Ohio 44122	Connetic RIA LLC 910 Madison Avenue Covington, Kentucky 41011

Telephone:	Telephone:
844-434-6483	859-360-1689

World Wide Web @:	World Wide Web @:
Trailmark.us	Conneticventures.com

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Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).
(b)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(c)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(d)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee. As of the date of this report, the registrant’s audit committee financial expert is Mr. Tony Schweier. Mr. Schweier is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – Audit fees billed for the Connetic Venture Capital Access Fund (the “Fund”) are reflected below.

March 31, 2025 - $191,750

March 31, 2026 - $191,750

For the period ended March 31, 2025 and year ended March 31, 2026, these amounts represent in aggregate fees billed for professional services rendered by the registrant’s independent accountant, Crowe LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)	Audit-Related Fees – There were no additional fees billed in the period ended March 31, 2025 or year ended March 31, 2026, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – There were no additional fees billed in the period ended March 31, 2025 or year ended March 31, 2026, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and that were not reported under paragraph (a) and (b) of this Item.

(d)	All Other Fees – There were no additional fees billed in the period ended March 31, 2025 or year ended March 31, 2026, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 19(c).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2026, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

(a)(3) Compensation Structure of Portfolio Managers

The Portfolio Managers receives from the Adviser a fixed annual salary and a discretionary bonus, which is dependent upon the overall performance of the Adviser (and not the Fund’s investment returns).

(a)(4) Disclosure of Securities Ownership

Mr. Zapp beneficially owns, as of March 31, 2026, between $500,001 - $1,000,000 of Fund Shares

Mr. Hjelm beneficially owns, as of March 31, 2026, between $100,001 - $500,000 of Fund Shares

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the 1940 Act as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)	(2) Not applicable.
(a)	(3) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(a)	(4) Not applicable.
(a)	(5) Not applicable.
(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Connetic Venture Capital Access Fund

By:	/s/ Brad Zapp
Name:	Brad Zapp
Title:	Principal Executive Officer
Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Zapp
Name:	Brad Zapp
Title:	Principal Executive Officer
Date:	June 9, 2026

By:	/s/ Rob Silva
Name:	Rob Silva
Title:	Principal Financial Officer
Date:	June 9, 2026